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EXHIBIT 99


                                                       Kim Kellogg
                                                       (415) 396-3606


FOR IMMEDIATE RELEASE
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THURS., JUNE 11, 1998



WELLS FARGO & CO. RESCINDS SHARE REPURCHASE PROGRAM


SAN FRANCISCO -Wells Fargo & Co. (NYSE: WFC) today announced it has rescinded, effective June 7, 1998, all of its share repurchase programs.


     Wells Fargo & Co. and Norwest Corporation (NYSE: NOB) announced Monday, June 8, that they had signed a definitive agreement for a merger of equals.


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